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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

    PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                     June 28, 2002
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                   Date of Report (Date of earliest event reported)



                           ACCESS ANYTIME BANCORP, INC.
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              (Exact name of registrant as specified in its charter)


Delaware                               0-28894                    85-0444597
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)             Identification No)

                                5210 Eubank N.E.
                         Albuquerque, New Mexico 87111
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                     (Address of principal Executive offices)


                                   (505) 299-0900
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                (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE:


FOR IMMEDIATE RELEASE:
(ALBUQUERQUE, NEW MEXICO) JUNE 28, 2002

ACCESS ANYTIME BANCORP, INC. COMPLETES SALE OF FOUR MILLION DOLLARS ($4,000,000) OF TRUST PREFERRED SECURITIES

Access Anytime Bancorp, Inc. ("Access") (Nasdaq: AABC), the holding company for FIRSTBANK, announced today the issuance of $4 million through a private placement of Floating Rate Trust Preferred Securities of Access Anytime Capital Trust II with a liquidation value of $1,000 per share to mature 30 years from the date of issuance. The Trust Preferred Securities are at a variable rate of the London Interbank Offered Rate (LIBOR) plus 365 basis points, floating quarterly, with a five-year cap of 12%, a five-year payment option at par and they represent undivided beneficial interests in a Delaware business trust, which was established by Access for the purpose of issuing the securities. The Floating Rate Trust Preferred Securities were sold in a private transaction by Bear Stearns & Co. (BSC) as part of a pooled trust preferred transaction with Bear Stearns and other investment banking firms. Such securities are exempt from registration under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act.
The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Access Anytime Capital Trust II used the proceeds from the sale of the Floating Rate Trust Preferred Securities to purchase Junior Subordinated Debentures of Access. Access will use the proceeds for general corporate purposes such as future acquisitions and branch expansion.

This press release shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Statements made in this news release that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and Access assumes no obligation to update this information. Because actual results may differ materially from expectations, Access cautions readers not to place undue reliance on these statements. A number of factors, including changes in economic conditions in the company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the company's market area, and competition, could cause actual results to differ materially from historical results and those presently anticipated or projected. For a detailed discussion of the important factors affecting Access, please see the company's Form 10-KSB for the year ended December 31, 2001 and Form 10-QSB for the quarter ended March 31, 2002 filed with the Securities and Exchange Commission.

FIRSTBANK currently has offices in Albuquerque, Clovis, Gallup and Portales, New Mexico. The Company's common stock trades on the Nasdaq SmallCap Market tier of the Nasdaq Stock Market under the symbol AABC.

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SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCESS ANYTIME BANCORP, INC.

DATE:   June 28, 2002

                                       By:  /s/ Don K. Padgett
                                          -----------------------------------
                                                Don K. Padgett
                                                President and Director